                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
                CONSOLIDATED STATEMENTS OF OPERATIONS            Page 1 of 4
               (In Millions Except Per Share Data)

                                                       Fourth-Quarter
                                               -----------------------------
                                               1998 (a)     1997      Change
                                               -------    -------     ------
Net Operating Revenues                         $ 3,241    $ 3,049        6%
Cost of Sales                                    2,011      1,917        5%
                                               -------    -------
Gross Profit                                     1,230      1,132        9%
Selling, Delivery, and Administrative
  Expenses                                       1,100      1,007        9%
                                               -------    -------
Operating Income                                   130        125        4%
Interest Expense - Net                             184        159       16%
Other Nonoperating Deductions - Net                 (1)         -
                                               -------    -------
Loss Before Income Taxes                           (53)       (34)
Income Tax Benefit                                 (19)       (15)
                                               -------    -------
Net Loss Applicable to
  Common Share Owners                          $   (34)   $   (19)
                                               =======    =======
Basic and Diluted Average Common
  Shares Outstanding                               393        386
                                               =======    =======
Basic and Diluted Net Loss Per Share
  Applicable to Common Share Owners (b)        $ (0.09)   $ (0.05)
                                               =======    =======

Cash Operating Profit Data:
  Operating Income                             $   130    $   125        4%
  Depreciation                                     199        164       21%
  Amortization                                     109         92       18%
                                               -------    -------
Cash Operating Profit                          $   438    $   381       15%
                                               =======    =======

(a) Reported fourth-quarter 1998 results include the operating results of the Coke Southwest acquisition for all of fourth-quarter 1998.

(b) Per share data calculated prior to rounding to millions.









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                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 4
               (In Millions Except Per Share Data)
                                                           Full-Year
                                                ------------------------------
                                                1998 (a)    1997 (b)   Change
                                                -------     -------    -------
Net Operating Revenues                          $13,414     $11,278       19%
Cost of Sales                                     8,391       7,096       18%
                                                -------     -------
Gross Profit                                      5,023       4,182       20%
Selling, Delivery, and Administrative
  Expenses                                        4,154       3,462       20%
                                                -------     -------
Operating Income                                    869         720       21%
Interest Expense - Net                              701         536       31%
Other Nonoperating Expenses (Income) - Net           (1)          6 (c)
                                                -------     -------
Income Before Income Taxes                          169         178       (5%)
Income Tax Expense                                   56          65      (14%)
Rate Change - Great Britain (d)                     (29)        (58)
                                                -------     -------
Net Income                                          142         171
Preferred Stock Dividends                             1           2
                                                -------     -------
Net Income Applicable to Common Share Owners    $   141     $   169
                                                =======     =======
Basic Average Common Shares Outstanding             393         383 (e)
                                                =======     =======
Basic Net Income Per Share Applicable
  to Common Share Owners (f)                    $  0.36     $  0.44
                                                =======     =======
Diluted Average Common Shares Outstanding           406         396 (e)
                                                =======     =======
Diluted Net Income Per Share Applicable to
  Common Share Owners (f)                       $  0.35     $  0.43
                                                =======     =======
Cash Operating Profit Data:
  Operating Income                              $   869     $   720       21%
  Depreciation                                      725         566       28%
  Amortization                                      395         380        4%
                                                -------     -------
Cash Operating Profit                           $ 1,989     $ 1,666       19%
                                                =======     =======
(a) Full-year 1998 results include the results of the Coke Southwest Acquisition from the closing date of June 5, 1998.
(b) Reported 1997 results include the operating results of the British bottler beginning with the month of March 1997 and interest expense associated with this acquisition from the closing date of February 10,
    1997 and operating results of the New York and Canadian bottler acquisition beginning with the month of August 1997, and interest costs associated with this acquisition as of August 7, 1997.
(c) Reported 1997 results include a $6 million, or 1 cent per common share, one-time charge related to the April 1, 1997 redemption of 8 3/4 percent Debentures due April 1, 2017.
(d) Full-year 1998 and 1997 results include benefits from the reduction of the United Kingdom tax rate change of 7 cents and 15 cents per share, respectively.
(e) Adjusted for 3-for-1 stock split.
(f) Per share data calculated prior to rounding to millions.
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                     COCA-COLA ENTERPRISES INC.                Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                            (In Millions)


                                              December 31,   December 31,
                                                  1998            1997
                                              -------------   ------------
                                               (Unaudited)
ASSETS
Current Assets                                  $ 2,285         $ 1,813
Property, Plant and Equipment - Net               4,891           3,862
Franchises and Other Noncurrent Assets           13,956          11,812
                                                -------         -------
                                                $21,132         $17,487
                                                =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current Liabilities                             $ 3,397         $ 3,032
Long-Term Debt                                    9,605           7,760
Other Long-Term Obligations                         977             917
Deferred Income Taxes                             4,715           3,996
Share-Owners' Equity                              2,438           1,782
                                                -------         -------
                                                $21,132         $17,487
                                                =======         =======



























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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                             (Unaudited)



                                                Reported        Comparable
Fourth-Quarter 1998                               Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit-Consolidated (c)             15%              17%

Physical Case Bottle and Can Volume (b)(c)
  Consolidated                                      3%               5%
  North America                                                      7%
  Europe                                                           Flat

Fountain Gallon Volume (b)(c)                       3%               2%

Net Revenues Per Case (Bottle and Can)          3 1/2%               3%

Cost of Sales Per Case (Bottle and Can)             2%               2%

Full-Year 1998
-------------------
Cash Operating Profit-Consolidated                 19%              10%

Physical Case Bottle and Can Volume (b)
  Consolidated                                     18%               5%
  North America                                                      6%
  Europe                                                             2%

Fountain Gallon Volume (b)                         20%               1%

Net Revenues Per Case (Bottle and Can)              1%           1 1/2%

Cost of Sales Per Case (Bottle and Can)             1%               1%

(a) To determine the comparable change, 1997 results have been adjusted to reflect 1998 currency translation rates and include the results of material 1997 acquisitions as if they occurred on January 1, 1997. 1998 results have been adjusted to exclude the Coke Southwest acquisition.
(b) To determine the comparable change for bottle and can volume and fountain volume, 1998 acquisitions are included for the same period in 1997 as reported in 1998.
(c) To determine comparable forth-quarter results for the change in volume and cash operating profit, 1997 results have been adjusted to include the same number of fiscal days as 1998.